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                                     FORM 8-K/A

                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                AMENDMENT TO REPORT
                     Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                              THE TODD-AO CORPORATION
                (Exact name of registrant as specified in its charter)

                                   File No. 0-1461

                                   AMENDMENT NO. 1


        The undersigned registrant hereby amends the following items of its Form 8-K, dated February 24, 1998 as set forth in the pages attached hereto.

4(c).   Response to Regulation S-K, Item 304(a)(3) Exhibit Index

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 16, 1998


                                 THE TODD-AO CORPORATION
                                 -------------------------------------

                                       /s/ SILAS R. CROSS
                                 -------------------------------------
                                           Silas R. Cross
                                     Principal Accounting Officer


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                              THE TODD-AO CORPORATION

                                     Item 4(c)



The following exhibit is filed with this Amendment to Report on Form 8-K/A

EXHIBIT NO.    EXHIBIT
-----------    -------

  1 Response letter dated March 11, 1998 from Deloitte & Touche LLP addressed to the Securities and Exchange Commission in response to disclosures made in the Current Report on Form 8-K dated February 24, 1998 and filed on February 27, 1998.